Exhibit 99.1

CBOT Holdings, Inc.

Keefe, Bruyette & Woods Securities Brokerage Conference

November 1, 2006

Bernard Dan, President and Chief Executive Officer

Forward Looking Statements

November 1, 2006

Certain statements in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and includes any use of the words “may,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”. These statements are based on management’s current expectations and involve assumptions that may be subject to change or risks and uncertainties that could cause actual results to differ materially from those set forth in the statements. Accordingly, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement contained in this presentation. The factors that may affect our performance may be found in the Annual Report on Form 10-K and other periodic reports filed by CBOT Holdings, Inc. with the U.S. Securities and Exchange Commission (“SEC”). These filings can be obtained at the SEC’s website at www.sec.gov. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview

Market positioning and growth strategies

Financial review

Glen Johnson, Senior Vice President and CFO

Future opportunities

CBOT: Market Positioning

Market leader: Futures and options on futures

#2 in United States

#3 in World

Large, Expanding Market

Global Futures & Options on Futures Contract Volume (billions of contracts)

CAGR (‘00- ‘05) : 24%

34%

4.6

4.0 4.0 3.4 3.0 2.6 2.1 1.6

2000 2001 2002 2003 2004 2005

YTD Aug 2005

YTD Aug 2006

Source: Futures Industry Association

Note: Excludes options on individual equities

CBOT’s Volume Growth

Average Daily Volume by Venue (in thousands)

Off-exchange Open-auction Electronic

927

865

62

2000

1,037

825 209 2001

1,365

54

797

513

2002

1,804

77

790

934

2003

2,372

105 885 1,382 2004

2,677

104 834 1,739 2005

3,176

85 906 2,185

YTD 2006*

*YTD through Oct. 23

Operating Leverage

3,500 3,000 2,500 2,000 1,500 1,000 500 –

2000-2005 Item CAGR Avg. Daily Volume 24% Revenues 17% Expenses 8%

(5.0%)

2000

4.6%

2001

19.1%

2002

30.6%

2003

19.5%

2004

28.4%

2005

45.6%

9 mos 06

70.0% 50.0% 30.0% 10.0% (10.0%)

Average Daily Volume (000’s) Operating Margin (%)

Industry Growth Drivers

Technological advances Deregulation Globalization Commodities as asset class Importance of risk management U.S. government spending Asset class convergence

CBOT: Growth Strategies

New products, new services Global expansion Strategic alliances

Growth: New Products, New Services

CBOT Full-Sized Gold Futures Full-Sized Gold and Silver Options $25 Big Dow Futures Soybean Crush Options Binary Options Ethanol Dow Jones-AIG Excess Return Commodity Index

Gold and Silver Futures Market Share (North American Market)

60% 50% 40% 30% 20% 10% 0%

Jan-05 Apr-05

Jul-05 Oct-05

Jan-06 Apr-06

Jul-06 Oct-06

CBOT gold share CBOT silver share

CBOT share of all North American listed Gold and Silver futures contracts traded *Through Oct. 23

CBOT Metals Complex – ADV & Market Share Growth

CBOT Metals Complex

Futures ADV & Futures Market Share

Monthly ADV

80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 -

CBOT Futures Complex ADV CBOT Futures Market Share

8% 7% 7%

6% 5% 6%4% 4% 4% 4% 4% 3% 4% 5%

18% 15% 17% 13%

56% 52% 48% 46% 41%39%

29%

60% 50% 40% 30% 20% 10% 0%

Oct-04

Nov-04

Dec-04

Jan-05

Feb-05

Mar-05

Apr-05

May-05

Jun-05

Jul-05

Aug-05

Sep-05

Oct-05

Nov-05

Dec-05

Jan-06

Feb-06

Mar-06

Apr-06

May-06

Jun-06

Jul-06

Aug-06

Sep-06

*Oct-06

CBOT share of all North American listed Gold and Silver futures contracts traded

*Through Oct. 23

Growth: New Products, New Services

CBOT Full-sized Gold Futures Full-sized Gold and Silver Options $25 Big Dow Futures Soybean Crush Options Binary Options Ethanol Dow Jones-AIG Excess Return Commodity Index

Growth in Swap Futures

Citigroup and Goldman Sachs began providing liquidity July 3, 2006

Open interest has more than tripled since the start of the market maker program to 70,350 contracts at October 23, 2006

ADV for the third quarter 2006 was 4,651 contracts, 45 percent greater than last year’s third quarter

ADV for October to date is 61 percent higher than same period last year

Growth: New Products, New Services

Technology upgrades on e-cbot®

Increased speculative position limits

Growth: New Products, New Services

Technology upgrades on e-cbot®

Increased speculative position limits

Growth: Global Expansion

Global access to e-cbot ®

Ease of access to CBOT for market users

Offering side-by-side trading of Ag futures

Successful Launch of Side-by-Side Trading of Ags

Greater Global Access to Benchmark Agricultural Products

On-floor plasma screens display e-cbot market data.

Hand-held devices allow simultaneous trading on floor and e-cbot.

Electronic Agriculture Futures

Pre and Post Side-by-Side Trading of Ag Futures

01/01/06 thru 07/31/06

Electronic 3.5%

*Open Auction 96.5%

08/01/06 thru 10/23/06

Electronic 28.0%

*Open Auction 72.0%

Side-by-Side trading of Agricultural Futures started 08/01/06

*Includes off exchange

Growth: Strategic Alliances

JADE 50/50 Joint Venture

Hosting agreements with regional North American exchanges

Growth: Strategic Alliances JADE – Benefits and Strengths

Location: Singapore, the Asia-Pacific financial center that has a strong regulatory regime

Geography: Asia is the major growth engine for production/consumption of commodities and commodity derivatives

JV Partners: Both CBOT and SGX are market leaders in their individual fields

Electronic Trading Platform: e-cbot, with its proven technology

Clearing: SGX Derivatives Clearing

First Cross Border Asian-Pacific Commodity Marketplace

Specific appeal to Asia by trading ‘Asian’ Commodities

CBOT: Growth Strategies

New products, new services

Global expansion

Strategic alliances

Financial Review

Glen Johnson

Senior Vice President and Chief Financial Officer

Financial Highlights

Trading-volume and pricing increases spur revenue growth

Proven track record

Expanding operating leverage

Strong cash flow with high capital efficiency

Efficient and scalable operating platform

Historical Volume

Average Daily Volume (in thousands)

Metals, energy, and other Equity index Agricultural Interest rate

927

15 239

672

2000

1,037

21 241

771

2001

1,365

36 265

1,064

2002

1,804

1	63 289

1,450

2003

2,372

3	95 337

1,937

2004

2,677

5	109

364 2,199 2005

3,176

45 117

494

2,520

*YTD 2006

*Through Oct. 23

Rate per Contract

Overall Rate per Contract (RPC)

4Q04 to 1Q05: 20% increase

3Q05 to 4Q05: 14% increase (11.5% excluding accrual adjustments)

2Q06 to 3Q06: 10% increase $125,000 $100,000 $75,000 $50,000 $25,000 $0

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 $0.700 $0.600 $0.500 $0.400 $0.300 $0.200 $0.100 $0.000

4Q06: 3-6% increase over 3Q06

Exchange Rev ($) 54,351 52,529 49,675 46,326 66,518 69,657 62,696 68,086 83,120 91,855 93,901 Clearing Rev ($) 16,589 19,634 18,609 18,724 21,277 22,559 20,027 18,274 23,231 25,366 29,265 RPC ($) 0.519 0.455 0.451 0.424 0.507 0.499 0.501 0.570 0.552 0.564 0.618

Recent Pricing Changes

October 1 Pricing Changes:

Certain membership types have lower thresholds for volume discounts

Certain non-member Treasury complex fees increased

Fee schedule reorganized to align fees with the Exchange’s membership and product structure

Rate per contract expected to increase 3% to 6% in fourth quarter 2006 over third quarter 2006

Sources of Revenue

Nine Months 2006 Revenue Components ($ in millions)

Market Data

$74 16%

Building $17 4%

Services $13 3%

Interest Income & Other $14 3%

Exchange Fees & Clearing $347 74%

Total Revenues = $465mm

Nine Months 2006 Exchange & Clearing Fees ($ in millions)

Equities $17 5%

Metals $9 3%

Agriculture

$64 18%

10 yr $124 36%

5 yr $51 15%

30 day + other

$22 6%

Total Exchange & Clearing Fees = $347mm

Financial Highlights

Trading volume growth, pricing increases fuel revenue growth

Proven track record

Expanding operating leverage

Strong cash flow with high capital efficiency

Efficient and scalable operating platform

Proven Track Record

Revenues ($mm)

Operating Expenses ($mm)

CAGR ( ‘00 –’05) : 17% $215

2000 $252

2001 $308

2002 $381

2003 $380

2004 $467

2005

CAGR ( ‘00 – ‘05): 8% $226

2000 $240

2001 $249

2002 $264

2003 $306

2004 $334

2005

Financial Highlights

Trading volume growth, pricing increases fuel revenue growth

Proven track record

Expanding operating leverage

Strong cash flow with high capital efficiency

Efficient and scalable operating platform

Operating Leverage

Operating Income ($mm)

CAGR (‘02 – ‘05) : 31%

($11) 2000 $12

2001 $59

2002 $117

2003 $74

2004 $133

2005

EBITDA ($mm) *

CAGR (‘00 – ‘05) : 39% $37

2000 $62

2001 $101

2002 $90

2003 $126

2004 $190

2005

*	EBITDA is a Non-GAAP financial measure. Reconciliation of this to the most comparable

GAAP financial measure can be found at the end of this presentation

Fixed and Volume-Based Expenses

($ in millions)

Fixed D&A Special / Other Volume-based $249 $14 $21

$37 $177 2002 $264 $29 $33

$202

2003 $1 $306

$61

$46 $195 2004 $4 $334

$71

$55 $201 2005 $7 $247

$55

$4 $41

$147

Nine Mos. 2005 $253

$62

$1 $43

$147

Nine Mos. 2006

Note: Special / Other expenses include loss impairment on long-lived assets, litigation, and severance and related costs

Growing Operating Leverage

New products, wider distribution of existing products

Education programs

Fixed-cost control

Global expansion, broader tech efforts

Price increases

Third Quarter 2006

3Q06 vs. 3Q05 (millions of dollars, thousands of contracts)

35%

23%

45%

146%

49.6% 1 $48.8 $163.0

3,163 2,582 $112.2 29.3%

$19.8

Average Daily Volume Revenue Operating Margin Net Income

05 06

Third Quarter 2006 compared to prior year:

Average daily volume up 23%

Average rate per contract up 23%

Revenue up 45%

Operating margin of 49.6% vs. 29.3%

Net income increase of 146%

Nine Months Ended September 30, 2006 and 2005

YTD 06 vs. YTD 05 (millions of dollars, thousands of contracts)

33% $127.4

15% 117% 45.6% $465.1

3,191 $349.2

2,768 29.4% $58.8

Average Daily Volume Revenue Operating Margin Net Income

05 06

Nine months 06 compared to 05:

Average daily volume up 15%

Revenue up 33%

Operating margin of 45.6% vs. 29.4%

Net income increase of 117%

Future Opportunities

CME and CBOT to Merge, Creating a $25 Billion Premier Global Derivatives Exchange

CME and CBOT Merger Transaction Highlights

Strategically Attractive

Solidifies combined company’s status as the premier global exchange Expands presence in attractive derivatives markets Positions combined company for continued growth Creates operational and cost efficiencies for customers

Financially Compelling $125+ million in estimated annual cost savings expected to be achieved year two post closing Expected to be accretive to earnings 12 – 18 months post close Potential revenue opportunities Enhances operating leverage

CME and CBOT Merger Transaction Summary

Price Per Share: $151.28 per share(1)

Aggregate Consideration: $8.0 billion

For each CBOT share, shareholders will receive 0.3006 CME shares, or they may elect Cash with value equal to 0.3006 CME shares based on the

Consideration Mix: ten-day average CME closing price ending 2 days prior to close (subject to proration based on a maximum of $3 billion of cash)

CME Shareholders: minimum of 69% (based on elections)

Pro Forma Ownership:

CBOT Shareholders: up to 31% (based on elections)

Expected Accretion: Accretive to earnings 12—18 months after the closing

29 Directors to include 20 Directors from CME and 9 Directors from

Board of Directors:

CBOT

Terrence A. Duffy, Chairman; Charles P. Carey, Vice-Chairman; Craig S.

Management:

Donohue, CEO; Bernard W. Dan, Special Advisor

Core Rights: CME and CBOT members’ existing core trading rights will be preserved

Anticipated Closing: Mid-2007 (subject to regulatory, shareholder and CBOT member approvals)

Reciprocal Break-Up Fee: $240 million

(1)	Based on CME’s closing price of $503.25 on October 16, 2006

Roadmap to Completion

File S-4 with SEC

CBOT and CME shareholder and CBOT member approvals

Regulatory approvals

Transaction expected to close mid-2007

CBOT: Growth Strategies

New products, new services

Global expansion

Strategic alliances

CBOT: Looking to the Future

Strong Market Position

Expanding Operating Leverage

Scalable Business Platform

Growth Strategies

Multiple Market Opportunities

MULTIPLE OPPORTUNITIES FOR GROWTH

Supplementary Information

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06

Non-GAAP Financial Measure—EBITDA $37 $62 $101 $90 $126 $190 $73 $88 $94

Deduct:

Interest Expense (7) (7) (5) (4) (5) (3) (1) (1) -

Income Tax Expense (1) (5) (24) (22) (33) (55) (23) (29) (32)

Depreciation and Amortization Expense (41) (44) (38) (33) (46) (55) (14) (15) (13)

Comparable GAAP Measure—Net Income ($12) $6 $34 $31 $42 $77 $35 $43 $49

Reconciliation of Non-GAAP Measure Earnings before Interest, Tax, and Depreciation and Amortization Expense (EBITDA) to Net Income ($ in millions)

Financial Options - % Electronic

100 75 50 25 0

14 24 28 29 33 54 85 71 80

4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06*

20% 18

16 14 12 10 8 6 4 2 0

*Through Oct. 23

Agriculture Complex Growth Rate

ADV (000s) Growth vs. Pr Yr

700 600 500 400 300 200 100 0

373 404 350 331 412 529 490 686

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06*

140%

120

100 80 60 40 20 0 -20

*Through Oct. 23